Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt [Abstract]
Debt Disclosure
DEBT

Debt consists of the following (in thousands):

Description	September 30, 2011	December 31, 2010
Fixed rate notes
$3.0 million 6.00% Note, due 2021 (1)	$2,986	$—
$10.0 million 6.04% Note, due 2014	9,370	9,498
$1.5 million 6.50% Note, due 2014	1,477	1,496
$11.2 million 6.52% Note, due 2015	10,800	10,908
$21.4 million 6.53% Notes, due 2013	19,683	20,142
$24.5 million 6.56% Note, due 2013	23,708	24,030
$9.9 million 6.63% Notes, due 2014	9,292	9,498
$0.5 million 5.05% Notes, due 2011	158	13
Floating rate note
$26.9 million LIBOR + 2.82% Note, due 2013	24,760	25,356
	$102,234	$100,941

(1)
The 6.00% interest rate is fixed through March 30, 2016. On March 31, 2016 the interest rate will reset to the rate of interest for a five year balloon note with a thirty year amortization as published by the Federal Home Loan Bank.

As of September 30, 2011, our debt was collateralized by 24 properties with a carrying value of $111.6 million.  Our loans contain restrictions that would require the payment of prepayment penalties for the acceleration of outstanding debt and are secured by deeds of trust on certain of our properties and by assignment of certain rents and leases associated with those properties.  As of September 30, 2011, we are in compliance with all loan covenants.

On June 14, 2011, the Partnership entered into an agreement with Harris Bank, part of BMO Financial Group, effective June 13, 2011 for an unsecured revolving credit facility (the "Facility") with an initial committed amount of $20 million. The Facility is expandable to $75 million and matures two years from closing, with a 12-month extension available upon lender approval. Whitestone will use the Facility for general corporate purposes, including acquisitions and redevelopment of existing properties in our portfolio.

Borrowings under the Facility accrue interest (at our option), based on total indebtedness to total asset value ratio, at either the Eurodollar Loan Rate or the Base Rate at 3.5% to 4.5% and 2.5% to 3.5%, respectively. Base Rate means the higher of: (i) (a) the bank's prime commercial rate, (b) the average rate quoted the bank by two or more Federal funds brokers selected by the bank for sale to the bank at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, plus (ii) 1/2 of 1%, and (c) the LIBOR rate for such day plus 1.00%.
Eurodollar Loan Rate means LIBOR divided by the Eurodollar Reserve Percentage. The Eurodollar Reserve Percentage means the maximum reserve percentage at which reserves are imposed by the Board of Governors of the Federal Reserve System.

The Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants, such as information reporting requirements, maximum total indebtedness to total asset value, minimum earnings before interest, tax, depreciation and amortization ("EBITDA") to fixed charges, and maintenance of net worth. The Facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, breach of covenant, misrepresentation of representations and warranties in a material respect, cross-default to other major indebtedness, change of control, bankruptcy, and loss of Whitestone's REIT tax status. Whitestone is currently in compliance with these covenants. As of September 30, 2011, no amounts were drawn on the Facility, and our borrowing capacity was $20 million.

Scheduled maturities of our debt as of September 30, 2011 are as follows (in thousands):

Amount Due
Year	(in thousands)

2011	$795
2012	2,636
2013	66,488
2014	19,191
2015	10,315
2016 and thereafter	2,809
Total	$102,234

DEBT

Notes payable

Below is a detailed explanation of notes payable including key terms and maturities (in thousands):

	Year Ended
	December 31,
Description	2010	2009
Fixed rate notes
$10.0 million 6.04% Note, due 2014	$9,498	$9,646
$1.5 million 6.50% Note, due 2014	1,496	—
$11.2 million 6.52% Note, due 2015	10,908	11,043
$21.4 million 6.53% Notes, due 2013	20,142	20,721
$24.5 million 6.56% Note, due 2013	24,030	24,435
$9.9 million 6.63% Notes, due 2014	9,498	9,757
$0.5 million 5.05% Notes, due 2011 and 2010	13	52
Floating rate note
$26.9 million LIBOR + 2.60% Note, due 2013	25,356	26,128
	$100,941	$101,782

Our debt was collateralized by 23 operating properties as of December 31, 2010 with a combined net book value of $110.1 million and 21 operating properties at December 31, 2009 with a combined net book value of $108.7 million.  Our loans contain restrictions that would require the payment of prepayment penalties for the acceleration of outstanding debt and are secured by deeds of trust on certain of our properties and the assignment of certain rents and leases associated with those properties.
On September 10, 2010, we executed a promissory note (the "Promissory Note") in the amount of $1.5 million (the "New Loan") payable to MidFirst Bank, a federally chartered savings association (MidFirst), with an applicable interest rate of 6.5% per annum. Monthly payments of $10,128 began on November 1, 2010 and continue thereafter on the first day of each calendar month until February 1, 2014. The Promissory Note is secured by a second lien deed of trust on our Windsor Park retail facility located in Windcrest, Texas, a first lien deed of trust on our Brookhill office/flex building located in Houston, Texas and a first lien deed of trust on our Zeta office building located in Houston, Texas. The funds from the Promissory Note are being used for capital improvements to Windsor Park.
The loan documents executed in connection with the Promissory Note (the "Loan Documents") included a Limited Guaranty by us of the Promissory Note until the Windsor Park construction is completed. Following this event, we will remain liable for the deficiency, if any, following a foreclosure of property securing the Promissory Note; provided that upon the occurrence of certain "Full Recourse Events" defined in the Loan Documents, our obligations shall convert to a full guarantee of the New Loan.
In connection with the Promissory Note, the Loan Documents also provided for a modification of our existing loan with MidFirst in the amount of $10,000,000 (the "Existing Loan"). The Loan Documents provide that the promissory note executed in connection with the Existing Loan is modified to be secured, in part, by second liens on the Brookhill and Zeta Buildings, as well as certain other modifications for the purpose of cross collateralizing and cross-defaulting the two loans. The Existing Loan is also modified by the Modification of Promissory Note which provide that payments of $61,773 began on October 1, 2010 and continue thereafter on the first day of each calendar month until February 1, 2014. Finally, the Loan Documents included the Modification of Limited Guaranty, which provided that the Limited Guaranty executed in connection with the Existing Loan was only for the deficiency, if any, following the foreclosure of property securing the Existing Loan; provided that upon the occurrence of certain "Full Recourse Events" defined in the Modification of Limited Guaranty, our obligations shall convert to a full guarantee of the Existing Loan.
Our loans are subject to customary financial covenants.  As of December 31, 2010, we were in compliance with all loan covenants.

Annual maturities of notes payable as of December 31, 2010 are due during the following years (in thousands):

Amount Due
Year	(in thousands)

2011	$2,459
2012	2,579
2013	66,424
2014	19,209
2015	10,270
2016 and thereafter	—
Total	$100,941